UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A
(Amendment No.1)
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2019
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VALVOLINE INC.
(Exact name of registrant as specified in its charter)
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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Explanatory Note

Valvoline Inc. is filing this Amendment No. 1 to the Current Report on Form 8-K amends Item 7.01 of the Current Report on Form 8-K filed on May 16, 2019 (the “Original Form 8-K”) solely to correct an error on slide 63 of the Investor Day presentation furnished as Exhibit 99.1 thereto (the “Exhibit”). As previously furnished, the table on slide 63 included a formatting error. No other changes have been made to the Original Form 8-K.

Item 7.01 Regulation FD Disclosure

The Exhibit 99.1 attached hereto is a replacement of slide 63 of the Exhibit furnished on the Original Form 8-K.

The information contained in this Item 7.01, including the Exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Form 8-K, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Forward-Looking Statements

Certain statements in this Form 8-K, including the exhibit, other than statements of historical fact, including estimates, projections, statements related to Valvoline’s business plans and operating results are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements are based on Valvoline’s current expectations, estimates, projections and assumptions as of the date such statements are made and are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. Additional information regarding these risks and uncertainties are described in the company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Valvoline’s most recently filed periodic reports on Forms 10-K and Forms 10-Q, which are available on Valvoline’s website at http://investors.valvoline.com/sec-filings or on the SEC’s website at http://sec.gov. Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01 Financial Statement and Exhibits.

Exhibit	Description
(d)	Exhibits
99.1	Slide 63 of Investor Day Presentation, dated May 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: May 16, 2019	By:	/s/ Julie M. O'Daniel
Julie M. O'Daniel
Senior Vice President, Chief Legal Officer and Corporate Secretary